UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 20, 2023

Perpetua Resources Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-39918	98-1040943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 S. 8th Street, Ste. 201 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 901-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	PPTA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Perpetua Resources Corp. (the “Company”) announced on June 20, 2023, that the Company and the Nez Perce Tribe (“Parties”) have an agreement in principle which outlines the provisions for a settlement of the Nez Perce Tribe’s Clean Water Act lawsuit. The Parties have made significant progress through mediation and are working toward a final Clean Water Act settlement agreement in the third quarter of 2023 based on the agreed framework. In a status report filed with the Federal Court on June 16, 2023, both Parties are requesting a further extension of the stay to September 29, 2023.

Cautionary Statement

Statements contained in this Current Report that are not historical facts are "forward-looking information" or "forward-looking statements" within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. In preparing the Forward-Looking Information in this Current Report, Perpetua Resources has applied several material assumptions, including, but not limited to, assumptions that the mediation and settlement discussions will proceed on the anticipated timeline and terms, that all requisite information will be available in a timely manner and that the settlement is approved. Forward-Looking Information involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Perpetua Resources to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. Such risks and other factors include among other things, comments or challenges to the settlement by regulators or other parties. For further information on these and other risks and uncertainties that may affect the Company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the U.S. Securities and Exchange Commission and with the Canadian securities regulators. Except as required by law, the Company does not assume any obligation to release publicly any updates to the information contained in this Current Report to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERPETUA RESOURCES CORP.

Dated: June 20, 2023	By:	/s/ Jessica Largent
Jessica Largent
Chief Financial Officer